UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

LEXEO THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a‑6(i)(4) and 0‑11.

345 Park Avenue South,

Floor 6

New York, New York 10010

(212) 547-9879

Dear Stockholders of Lexeo Therapeutics, Inc.:

We are pleased to invite you to attend the 2024 Annual Meeting Stockholders of Lexeo Therapeutics, Inc. (the “Annual Meeting”) to be held on Tuesday, June 25, 2024 at 11:00 a.m., Eastern. The Annual Meeting will be a virtual meeting conducted exclusively via the Internet. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet or by mailing a proxy or voting instruction card. Voting over the Internet or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

We are also pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or around May 9, 2024, we will mail our stockholders a notice containing instructions on how to access our proxy materials and Annual Report for the fiscal year ended December 31, 2023 and vote online. The notice also provides instructions on how to vote online, by phone or by mail, and includes instructions on how you can receive a paper copy of proxy materials by mail.

At this year’s Annual Meeting, the agenda includes the following proposals:

Proposal	Board Recommendation
Election of Mette Kirstine Agger as a Class I director	FOR
Ratification of KPMG LLP as our independent registered public accounting firm	FOR

Thank you for your ongoing support of and continued interest in Lexeo Therapeutics, Inc.

Sincerely,

R. Nolan Townsend

Chief Executive Officer and Director

LEXEO THERAPEUTICS, INC.
345 Park Avenue South,

Floor 6

New York, New York 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2024

Time and Date	11:00 a.m., Eastern, on Tuesday, June 25, 2024.
Place	www.virtualshareholdermeeting.com/LXEO2024
Items of Business

1. To elect one Class I director, Mette Kirstine Agger, to hold office until our 2027 annual meeting of stockholders and until her successor is elected and qualified;

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

3. To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

Adjournment and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a stockholder as of the close of business on May 6, 2024.
Availability of Proxy Materials and Annual Report

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 9, 2024 to all stockholders entitled to vote at the Annual Meeting.

The proxy materials and our annual report can be accessed by visiting ir.lexeotx.com.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and our Annual Meeting” beginning on page 1 of the accompanying proxy statement and the instructions on the proxy or voting instruction card. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By order of the Board of Directors,

Jenny R. Robertson, J.D.

Chief Business and Legal Officer

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on June 25, 2024:
This Notice of 2024 Annual Stockholders’ Meeting and Proxy Statement and
Fiscal Year 2023 Annual Report on Form 10-K are available
at http://www.proxyvote.com

-i-

-ii-

LEXEO THERAPEUTICS, INC.
345 Park Avenue South,

Floor 6

New York, New York 10010
PROXY STATEMENT
FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
To be held at 11:00 am, Eastern, on Tuesday, June 25, 2024

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

The board of directors of Lexeo Therapeutics, Inc., a Delaware corporation (“Lexeo Therapeutics,” the “Company,” “we,” “us,” or “our”), has made these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) which will take place on Tuesday, June 25, 2024 at 11:00 a.m., Eastern.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders as of May 6, 2024 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. Internet distribution of our proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice.

What proposals will be voted on at the Annual Meeting?

For stockholders to vote on the following proposals to:

•
elect Mette Kirstine Agger as a Class I director;
•
ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•
transact any other business as may properly come before the Annual Meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of Mette Kirstine Agger as a Class I director; and
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice and may vote their shares at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. As of the close of business on April 25, 2024, there were 32,945,341 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the “beneficial owner” of shares held in street name, and the Notice was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

How can I vote my shares?

The instructions for accessing proxy materials and voting can be found in the Notice that you received either by mail or e-mail. In order to access proxy materials and vote, you will need the control number provided on the Notice. There are four ways a stockholder of record can vote:

(1)
By Internet: You may vote over the Internet by following the instructions provided in the Notice or if you requested printed copies of proxy materials, the instructions provided in the proxy card.
(2)
By Telephone: You can vote by telephone by following the instructions in the Notice or if you requested printed copies of proxy materials, the instructions provided in the proxy card.
(3)
By Mail: If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.
(4)
During the meeting: If you are a stockholder as of the Record Date, you may vote online during the Annual Meeting by following the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/LXEO2024, starting at 11:00 a.m., Eastern, on Tuesday, June 25, 2024. The webcast will open 15 minutes before the start of the Annual Meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person. You may also be represented by another person at the Annual Meeting by executing a legal proxy designating that person.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern, on Monday, June 24, 2024. If you vote by telephone or Internet, you do not need to return your proxy card or voting instruction card. Proxies submitted by mail must be received before the start of the virtual Annual Meeting. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of telephone or Internet voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or the Notice indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Annual Meeting with the control number indicated on that voting instruction form or Notice of Internet Availability of Proxy Materials. Otherwise, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee. All shares that have been properly voted and not revoked will be cast as votes at the Annual Meeting.

What happens if I decide to attend the virtual Annual Meeting, but I have already voted or submitted a proxy covering my shares?

You may still attend the virtual Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Where will the Annual Meeting be held?

The Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/LXEO2024.

Why is the Annual Meeting a virtual, online meeting?

We have decided to hold the Annual Meeting virtually this year and there will not be a physical location for attending the 2024 Annual Meeting. We believe that by conducting our Annual Meeting solely online via the Internet, we eliminate many of the costs associated with a physical meeting. We also anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders, all while reducing the environmental impact of the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person, by remote communication, if applicable, or by proxy duly authorized, of a majority of the outstanding shares of stock entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of the Class I director nominee named in this proxy statement; and
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting; or
•
delivering a written notice of revocation to our corporate secretary at Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010, Attention: Corporate Secretary, which must be received prior to the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What if I have technical difficulties or trouble accessing the virtual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page. Technical support will be available starting at 10:45 a.m., Eastern, on Tuesday, June 25, 2024.

How do I attend, participate in, and ask questions during the virtual Annual Meeting online?

We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the virtual Annual Meeting live online at www.virtualshareholdermeeting.com/LXEO2024. The meeting will start at 11:00 a.m., Eastern, on Tuesday, June 25, 2024. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. We urge you to submit your proxy as soon as possible. We recommend that you log in before 11:00 a.m., Eastern, to ensure you are logged in when the Annual Meeting starts. Online check-in will begin at 10:45 a.m., Eastern, and you should also allow ample time for the online check-in procedures.

If you would like to submit a question during the Annual Meeting, you may log in at www.virtualshareholdermeeting.com/LXEO2024 using your 16-digit control number, click on the “Q&A” button to open the panel, enter your question in the field labelled “ASK a question” and click “SUBMIT.”

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•
You may submit questions and comments electronically through the meeting portal or by calling the toll-free number listed there during the Annual Meeting.
•
Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments.
•
Please direct all questions to R. Nolan Townsend, our Chief Executive Officer and Director.
•
Please include your name and affiliation, if any, when submitting a question or comment.
•
Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.
•
Questions may be grouped by topic by our management.
•
Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
•
Be respectful of your fellow stockholders and Annual Meeting participants.
•
No audio or video recordings of the Annual Meeting are permitted.

What is the effect of giving a proxy?

Proxies are solicited on behalf of the Company and our board of directors. R. Nolan Townsend, our Chief Executive Officer and Director, and Jenny R. Robertson, our Chief Business and Legal Officer, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available online during the Annual Meeting at www.virtualshareholdermeeting.com/LXEO2024, for those stockholders attending the Annual Meeting. A list of names of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the Annual Meeting between the hours of 9:30 a.m. and 4:30 p.m., Eastern, at our principal executive offices at 345 Park Avenue South, Floor 6, New York, New York 10010, by contacting our corporate secretary.

How many shares are required to approve the proposals being voted upon at the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Assuming there is a proper quorum of shares represented at the Annual Meeting, the voting requirements for approval of the proposals at the Annual Meeting are as follows:

Proposal	Vote required
1. Election of director	Plurality of votes cast
2. Ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2024	Majority of votes cast

Could other matters be decided at the Annual Meeting?

At the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Our directors, senior executives or employees, acting without special compensation, may also solicit proxies. Proxies may be solicited by personal interview, mail, electronic transmission, facsimile transmission or telephone. We are required to send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

Who will count the votes?

Lexeo Therapeutics has designated Kathryn Wheadon from Broadridge Financial Solutions, Inc., as the Inspector of Election who will tabulate the votes.

How can I contact Lexeo Therapeutics’ transfer agent?

You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449, or by writing Equiniti Trust Company, LLC, at 6201 15th Avenue, Brooklyn, New York 11219.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What does it mean if I receive more than one Notice or more than one set of printed proxy materials?

If you receive more than one Notice or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one copy of the Notice or proxy statement and annual report. How may I obtain an additional copy of the Notice or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice proxy statement and annual report, as applicable, you may contact us as follows:

Lexeo Therapeutics, Inc.
Attention: Corporate Secretary
345 Park Avenue South, Floor 6

New York, New York 10010

Tel: (212) 547-9879

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our board of directors currently consists of seven members. Bernard Davitian is not standing for re-election at the Annual Meeting. Accordingly, following the Annual Meeting and assuming the re-election of Ms. Agger at the Annual Meeting, one Class I Director vacancy will exist. The Board intends to fill this vacancy as soon as it finds a suitable candidate and is actively engaged in a process to do so. Our directors are divided into three classes serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our board of directors.

The principal occupations and certain other information about the nominees and the additional members of our board of directors (including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below.

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominee for Director
Mette Kirstine Agger(1)(3)	I	59	Class I Director	2020	2024	2027
Continuing Directors
Steven Altschuler, M.D.(2)(4)	II	70	Chairman of the Board of Directors and Class II Director	2021	2025	-
Reinaldo Diaz (1)(2)(3)	II	70	Class II Director	2022	2025	-
R. Nolan Townsend	III	44	Chief Executive Officer and Class III Director	2020	2026	-
Brenda Cooperstone, M.D.(3)(4)	III	59	Class III Director	2023	2026	-
Paula HJ Cholmondeley(1)(2)	III	77	Class III Director	2021	2026	-
Director Whose Term Expires in 2024
Bernard Davitian*	I	63	Class I Director	2020	2024

* Bernard Davitian is a director as of April 26, 2024 but has decided not to stand for re-election; accordingly, his term will expire effective as of the commencement of the Annual Meeting.

(1)
Member of the audit committee
(2)
Member of the compensation committee
(3)
Member of the nominating and corporate governance committee
(4)
Member of the science and technology committee

Nominee for Election to a Three-Year Term Ending at the 2027 Annual Meeting

Mette Kirstine Agger has served as a member of our board of directors since November 2020. Ms. Agger has served as Chief Executive Officer and Strategic Advisor of Ersum Biotech since March 2022. From 2009 to 2022, Ms. Agger served as a Senior Advisor and Managing Partner of Lundbeckfonden Biocapital (formerly Lundbeckfonden Ventures), a life sciences venture capital fund. Prior to joining Lundbeckfonden Biocapital, Ms. Agger co-founded 7TM A/S, a biotech company engaged in therapeutic drug discovery and development, in 2000, and served as its Chief Executive Officer from founding to 2009. Ms. Agger served on the board of Trevi Therapeutics, Inc., a public life sciences company, from July 2017 to June 2019 and Veloxis Pharmaceuticals A/S, a public pharmaceutical company from April 2010 to December 2019, and has served on the board of directors of Imara Inc., a public biopharmaceutical company from January 2016 to June 2020 and scPharmaceuticals Inc., a public pharmaceutical company, since March 2014. Ms. Agger received her M.Sc. in Biology from the University of Copenhagen and received her M.B.A. from Henley Business School at the University of Reading. Our board of directors believe Ms. Agger is qualified to serve on our board of directors based on her experience holding senior leadership positions within biotechnology companies and her role on public and private boards of directors, as well as her experience investing in healthcare companies.

Directors Continuing in Office

Steven Altschuler, M.D. has served as the Chairman of our board of directors since January 2021. Dr. Altschuler has served as a Managing Director, Healthcare Ventures, of Ziff Capital Partners, a private investment firm, since May 2018. Dr. Altschuler also serves as the Chief Executive Officer and Chair of the Board of Corner Therapeutics, where he has served since September 2019. He previously served as a consultant to the University of Miami Health Care System from September 2017 through December 2017, the Chief Executive Officer of the University of Miami Health Care System and Executive Vice President for Healthcare at the University of Miami from January 2016 to September 2017, and the Chief Executive Officer of The Children’s Hospital of Philadelphia, or CHOP, from April 2000 until June 2015. Prior to assuming the role of Chief Executive Officer, Dr. Altschuler held several positions at CHOP and the Perelman School of Medicine at the University of Pennsylvania, including Physician-in-Chief/Chair of Pediatrics and chief of the Division of Gastroenterology, Hepatology and Nutrition. Dr. Altschuler has served as a director of WW International, Inc. since September 2012, as a director of Orchard Therapeutics plc from January 2020 until it was acquired in January 2024, and as a director of 89bio, Inc. since March 2020. He previously served as Chair of the board of directors of Spark Therapeutics, Inc. from March 2013 to December 2019, as a director of Mead Johnson Nutrition from 2009 to 2019 and as a director of Adtalem Global Education Inc. from May 2018 to May 2020. Dr. Altschuler received a B.A. in Mathematics and an M.D. from Case Western Reserve University. Our board of directors believes Dr. Altschuler is qualified to serve on our board of directors based on his experience holding senior leadership positions within biotechnology companies and his role on public and private boards of directors, as well as his experience investing in healthcare companies.

Reinaldo Diaz has served as a member of our board of directors since February 2022. Mr. Diaz previously served as a Venture Partner at Longitude Capital, a healthcare venture capital firm from 2015 to 2023, and he currently serves as the Chief Executive Officer of Opna Bio, a Longitude Capital portfolio company. Mr. Diaz has also served as a Managing Director of DA Advisors, LLC since 2005, providing strategic and financial advice primarily to life science companies. From 2008 to 2018, Mr. Diaz served as a managing director at Auven Therapeutics, a private equity firm focusing on life science companies. From 1996 to 2005, Mr. Diaz served as a managing member and co-founder of Diaz & Altschul Capital Management, LLC, an asset management firm focusing on healthcare companies. Prior to that, Mr. Diaz served as a managing director and head of the healthcare group at Schroder Wertheim & Co., Inc., and in various roles at PaineWebber Development Corporation, including as president. Mr. Diaz currently serves on the board of directors of the public pharmaceutical company, Inozyme Pharma, Inc. Mr. Diaz received a B.A. in General Studies from Harvard University and an M.B.A. from Harvard Business School. Our board of directors believes Mr. Diaz is qualified to serve as a director because of his experience in the life sciences industry and in public company board leadership.

R. Nolan Townsend has served as our Chief Executive Officer and as a member of our board of directors since January 2020. Before joining Lexeo, Mr. Townsend was at Pfizer Inc., a global pharmaceutical company, from 2008 to December 2019, where he held several roles of increasing responsibility. Most recently, he served as President, Pfizer Rare Disease for the North America region. In that role, Mr. Townsend was responsible for overseeing the division’s overall strategy, cross functional organization and operating budget. Mr. Townsend also currently serves on the board of Arbor Biotechnologies, a privately held genetic medicine company and on the board of directors of the Biotechnology Innovation Organization, an advocacy association representing the biotechnology industry. Mr. Townsend received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the Harvard Business School. Our board of directors believes Mr. Townsend is qualified to serve as a director because of his role as our Chief Executive Officer and his experience as an executive in the biopharmaceutical industry.

Brenda Cooperstone, M.D. has served as a member of our board of directors since August 2023. Dr. Cooperstone has held various leadership positions at Pfizer, Inc., a global biopharmaceutical company, including as Senior Vice President since May 2017, Chief Development Officer for Rare Disease in Global Product Development from May 2016 to December 2022, and Head of Development for Rare Disease in Global Product Development from November 2015 to May 2016. Dr. Cooperstone has served as a member of the board of directors of Senti Biosciences, Inc. since October 2019 and Gandeeva Therapeutics since January 2023. Dr. Cooperstone started her career in the pharmaceutical industry at Wyeth Pharmaceuticals Inc. in 1999 and joined Pfizer, Inc., when it acquired Wyeth Pharmaceuticals, Inc., in 2009. Dr. Cooperstone earned her M.D. from McGill University and completed her residency in pediatrics at the Montreal Children’s Hospital, her clinical fellowship in pediatric nephrology at Children’s Hospital of Philadelphia and a research fellowship at the University of Pennsylvania’s Renal Electrolyte division. Our board of directors believes Dr. Cooperstone is qualified to serve on our board of directors because of her extensive experience in the pharmaceutical industry and experience in public company board leadership.

Paula HJ Cholmondeley has served as a member of our board of directors since November 2021. Ms. Cholmondeley has been the Chief Executive Officer of the Sorrel Group, a management consulting firm, since January 2004 and has been a part time faculty member of the National Association of Corporate Directors, or NACD, a corporate governance association, since June 2008. Ms. Cholmondeley is a NACD Certified Director and has been elected to the NACD Directorship 100. She is a former Chief Financial Officer and Certified Public Accountant. She has also held profit and loss roles as a Divisional President. Ms. Cholmondeley has served on the boards of directors of the Bank OZK, a regional bank headquartered in Little Rock, Arkansas, since May 2016, of Terex Corporation, a manufacturing company since 2004, and of Nationwide Mutual Funds, an investment firm, from 2002 to 2022. Ms. Cholmondeley holds a B.S. in Accounting from Howard University and an M.S. from the Wharton School of the University of Pennsylvania. Our board of directors believes Ms. Cholmondeley is qualified to serve on our board of directors because of her financial leadership experience and her leadership on public boards of directors.

Director Not Standing for Re-election

Bernard Davitian has served as a member of our board of directors since November 2020. Mr. Davitian has been a Partner at Omega Funds, a life sciences-focused investment fund, since January 2020. Prior to that, Mr. Davitian served as Senior Vice President and Managing Director at Sanofi Ventures, the venture capital arm of Sanofi S.A., or Sanofi, for seven years from June 2012 to October 2019. Previously, he served as the Deputy of the Global Head of Business Development at Sanofi for two years. Prior to Sanofi, Mr. Davitian was Chief Financial Officer at Fovea Pharmaceuticals SA, a French biopharmaceutical R&D company specializing in ophthalmology (which was acquired by Sanofi in 2009), Chief Executive Officer at Neurotech Pharmaceuticals, Inc., a biotechnology company developing sight saving therapies for retinal diseases, and Chief Financial Officer at Transgene SA, a biopharmaceutical company. Previously, he served in various capacities at Institut Mérieux, including that of Corporate Chief Financial Officer. Prior to that, he was a senior auditor at Arthur Andersen LLP. Mr. Davitian has extensive experience in the life sciences and biotech industry, marked by a number of successful transactions involving financings, public offerings and acquisitions. Mr. Davitian is currently a board observer at Upstream Bio, where he was previously a board member from 2021 to 2024, and he has also served on the board of Eyebiotech Limited since 2023, Endeavor BioMedicines since 2020 and Vanqua since 2021. Mr. Davitian previously served on the boards of Lyosomal Therapeutics from 2014 to 2019 and Click Therapeutics from 2018 to 2019. A Certified Public Accountant in France, Mr. Davitian holds an M.Sc. in Management (M.B.A. equivalent) from the EM Lyon Business School (France) and an A.M.P. from the Wharton School of Business at the University of Pennsylvania. Our board of directors believes Mr. Davitian is qualified to serve as a director because of his experience and leadership in healthcare venture capital investing. Bernard Davitian is a director as of April 26, 2024 but has decided not to stand for re-election; accordingly, his term will expire effective as of the commencement of the Annual Meeting.

Director Independence

Our common stock is listed on the Nasdaq Global Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions and phase-in periods, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Bernard Davitian, Mette Kirstine Agger, Steven Altschuler, M.D., Reinaldo Diaz, Brenda Cooperstone, M.D., and Paula HJ Cholmondeley, representing six of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. R. Nolan Townsend is not an independent director because he is our Chief Executive Officer.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them. There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Steven Altschuler, M.D. As a general policy, our board of directors believes that separation of the positions of chairperson of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, R. Nolan Townsend serves as our Chief Executive Officer while Dr. Altschuler serves as the chairperson of our board of directors, but is not an officer. We currently expect and intend the positions of chairperson of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future. We believe that our board leadership structure is appropriate for our Company. In particular, we believe that having a majority of independent directors who are all actively involved in meetings of the board of directors and its committees and who activate engagement with management for oversight of our key risk areas is appropriate for our Company. In addition, our board of directors, including our leadership, is comprised of individuals who have expertise in research, product and clinical development, finance, accounting, corporate development and general management of other biopharmaceutical companies.

Board Committees and Meetings

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors has also established a science and technology committee, which may include individuals who are not serving on our board of directors. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee is a standing committee and operates pursuant to a separate written charter adopted by our board of directors that is available on the Investors section of our website at ir.lexeotx.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference into this proxy statement the information on or accessible through our website.

Our board of directors met seventeen times during fiscal year 2023. During fiscal year 2023, each of our directors attended 75% or more of the aggregate of (a) the total number of meetings of the board of directors held while a director (during the period in which the director served on the board of directors) and (b) the total number of meetings held by all committees on which the director served (during the period in which the director served on such committees). Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we invite all directors to attend.

Audit Committee

The audit committee consists of Ms. Cholmondeley, Ms. Agger and Mr. Diaz. Ms. Cholmondeley is the chair of the audit committee. Our board of directors has determined that all members are independent under the listing standards of Nasdaq and Rule 10A-3(b)(1) of the Exchange Act and that Ms. Cholmondeley is an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2012, as amended, and possesses financial sophistication, as defined under the rules of Nasdaq. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable requirements. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Among other matters, our audit committee also:

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manages the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year-end operating results;
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develops procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviews related person transactions;
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obtains and reviews a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;
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approves or, as permitted, pre-approves, audit and permissible non-audit services to be performed by the independent registered public accounting firm;
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reviews and evaluates on an annual basis the performance of the audit committee and the audit committee charter; and
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any other responsibility delegated to it by the board of directors from time to time, such as oversight of our cybersecurity risk management process.

The audit committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq listing rules. Our audit committee’s written charter may be located on our website at ir.lexeotx.com. The audit committee met five times in fiscal year 2023.

Compensation Committee

The compensation committee consists of Mr. Diaz, Dr. Altschuler and Ms. Cholmondeley, each of whom meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Mr. Diaz is the chair of the compensation committee. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The compensation committee oversees our compensation policies, plans and benefits programs. Among other matters, our compensation committee also:

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reviews, modifies and approves (or if it deems appropriate, makes recommendations to the full board of directors regarding) our overall compensation strategy and policies;
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makes recommendations to the full board of directors regarding the compensation and other terms of employment of our executive officers;

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reviews and makes recommendations to the full board of directors regarding performance goals and objectives relevant to the compensation of our executive officers and assesses their performance against these goals and objectives; and
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reviews and approves (or if it deems appropriate, makes recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifies, amends or terminates existing plans and programs.

The compensation committee has the right, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers to assist the compensation committee in fulfilling its responsibilities under the compensation committee’s written charter, only after taking into consideration the factors listed in Nasdaq Rule 5605(d)(3).

The compensation committee also has the right to take recommendations of our Chief Executive Officer into account in determining the compensation of executive officers other than our Chief Executive Officer.

The compensation committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq listing rules. Our compensation committee’s written charter may be located on our website at ir.lexeotx.com. The compensation committee met five times in fiscal year 2023.

In March 2023, we engaged and paid fees to Alpine Rewards, LLC as an independent compensation consultant to advise on executive compensation matters for fiscal year 2023 including overall compensation program design, peer group development and collecting market data to inform our changes to our compensation program during fiscal year 2023 and in connection with our November 2023 initial public offering.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Ms. Agger, Mr. Diaz and Dr. Cooperstone, each of whom meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Ms. Agger is the chairperson of the nominating and corporate governance committee. The nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Among other matters, our nominating and corporate governance committee also:

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identifies, reviews and evaluates candidates to serve on our board of directors;
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determines the minimum qualifications for service on our board of directors;
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evaluates director performance on the board and applicable committees of the board and determines whether continued service on our board is appropriate;
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evaluates, nominates and recommends individuals for membership on our board of directors;
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evaluates, nominations by stockholders of candidates for election to our board of directors; and
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considers and assesses the independence of members of our board of directors.

Our nominating and corporate governance committee operates under a written charter that satisfies applicable rules of the SEC and Nasdaq listing rules. Our nominating and corporate governance committee’s written charter may be located on our website at ir.lexeotx.com. The nominating and corporate governance committee met one time in fiscal year 2023.

Science and Technology Committee

Our science and technology committee, which was formed on April 22, 2024, consists of Dr. Cooperstone, Dr. Altschuler, Rajiv Patni, M.D., and Ronald G. Crystal, M.D. Dr. Cooperstone is the chairperson of the science and technology committee. The science and technology committee assists our board of directors in its oversight of our intellectual property, technology, research and development (“R&D”) programs and relevant scientific activities and advances. The science and technology committee is also responsible for monitoring relevant emerging trends in science and technology and advising on potential impact to us.

Our science and technology committee operates under a written charter that was approved by our board of directors and which may be located on our website at ir.lexeotx.com.

Identifying and Evaluating Director Nominees

Our board of directors has delegated to the nominating and corporate governance committee the responsibility of identifying individuals qualified to become members of the board of directors and recommending to the board of directors nominees to fill vacancies and newly created directorships and the nominees to stand for election as directors. If the nominating and corporate governance committee determines that an additional or replacement director is required, it may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board of directors or management.

In its evaluation of director candidates, the nominating and corporate governance committee will consider the current knowledge, experience and capability of the board of directors and the needs of the board of directors. Some of the factors that our nominating and corporate governance committee considers include, without limitation, diversity, age, skills, and, in the case of incumbent directors whose terms of office are set to expire, such directors’ overall service to the board of directors including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence.

Nominees must also have the highest personal and professional ethics, a background and expertise that is useful to us and complementary to the background of other directors and a willingness to devote the required time to duties and responsibilities of the board of directors and any committees to which he or she may be appointed.

Our nominating and corporate governance committee retained the search firm Spencer Stuart to help identify director prospects, perform candidate outreach, assist in reference checks and provide other related services.

Role of the Board in Risk Oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including operational, cybersecurity, credit and liquidity risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters, financial reporting and legal and regulatory requirements. The nominating and corporate governance committee is responsible for identifying, evaluating and recommending to our board of directors’ nominees for election and the composition of our board of directors and its committees. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our board of directors is regularly informed on risks related to our overall operations as a clinical stage precision oncology company, as well as through discussions from committee members about their respective areas of risk oversight. The board of directors’ allocation of risk oversight responsibility may change from time to time based on our evolving needs.

Our board of directors believes its current leadership structure supports the risk oversight function of the board. Given the operating experience of our board members, either as executive officers or members of the board of directors of other biopharmaceutical companies, we believe that our board leadership structure has the requisite experience and expertise to oversee the board of directors’ risk oversight function. There is also open communication between management and directors through periodic reviews of our key risk areas and mitigation steps to reduce our risk exposure, and all directors are actively involved in the risk oversight function.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation, our amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2025 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters-Stockholder Proposals or Director Nominations for 2025 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our corporate secretary by mail to our principal executive offices at Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010. Our corporate secretary will review all incoming communications and will forward such communication to the board of directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate in which case our corporate secretary shall discard the communication.

These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of business conduct and ethics are available on our website at ir.lexeotx.com. We will post amendments to our code of business conduct and ethics or any waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Non-Employee Director Compensation Policy

We adopted a non-employee director compensation policy (the “Director Compensation Policy”) that became effective upon the closing of our initial public offering in November 2023 and that may be amended at any time in the sole discretion of the board of directors or the compensation committee. Under our Director Compensation Policy as currently in effect, each non-employee and non-consultant director (each, an “Eligible Director”) upon first becoming a director receives an initial option to purchase 36,000 shares of common stock. The initial option vests over a three-year period in equal annual installments after the grant date, subject to continued service through each vesting date. Additionally, each Eligible Director automatically receives an annual option to purchase 18,000 shares (the “Annual Grant”), effective on the date of each annual meeting of the stockholders. In addition, each Eligible Director who is first elected to the board of directors other than at an annual meeting of the stockholders receives an Annual Grant, pro-rated for the number of months remaining until the next annual meeting of the stockholders. The Annual Grant vests on the earlier of one year following the grant date or the next annual meeting of stockholders, subject to continued service through the vesting date. All awards under the Director Compensation Policy accelerate and vest upon a change in control. The exercise price of all options under the Director Compensation Policy is the fair market value on the date of grant.

Cash Compensation

All non-employee directors are entitled to receive the following cash compensation for their services:

Position	Annual Cash Retainer
Base Director Fee	$40,000
Additional Chairperson Fee
Chair of the Board of Directors	$30,000
Chair of the Audit Committee	$15,000
Chair of the Compensation Committee	$12,000
Chair of the Nominating and Corporate Governance Committee	$12,000
Additional Committee Member Fee (excluding chairpersons)
Audit Committee	$7,500
Compensation Committee	$6,000
Nominating and Corporate Governance Committee	$6,000

Director Compensation for Fiscal Year Ending 2023

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our board of directors for the fiscal year ending December 31, 2023. Directors who are also our employees receive no additional compensation for their service as directors. For the fiscal year ending December 31, 2023, Mr. Townsend was an employee and executive officer of the Company and therefore, did not receive compensation as a director. See “Executive Compensation” for additional information regarding Mr. Townsend’s compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bernard Davitian (1)	$6,413	$-	$-	$-	$-	$-	$6,413
Mette Kirstine Agger	10,501	-	-	-	-	-	10,501
Steven Altschuler, M.D.	139,221	-	60,933	-	-	-	200,153
Reinaldo Diaz	7,375	-	-	-	-	-	7,375
Brenda Cooperstone, M.D.	18,908	-	493,103	-	-	17,125	529,135
Paula HJ Cholmondeley	42,050	-	364,556	-	-	-	406,606
(1) Compensation awarded to Mr. Davitian was paid directly to Omega Fund, where Mr. Davitian serves as a partner.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2023.

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Steven Altschuler, M.D.	-	119,625
Brenda Cooperstone, M.D.	-	59,812
Paula HJ Cholmondeley	7,489	44,184

Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. See “Certain Relationships and Related Person Transactions-Indemnification of Directors and Officers.”

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers for the fiscal year ended December 31, 2023 and as of the date of this proxy statement. Information regarding Mr. Townsend, who also serves as a director, is set forth above under “Directors and Corporate Governance-Continuing Directors.”

Name	Age	Position(s)
R. Nolan Townsend	44	Chief Executive Officer and Director*+
Eric Adler, M.D.	51	Chief Medical Officer and Head of Research+*
Sandi See Tai, M.D.	53	Chief Development Officer*
Jenny R. Robertson, J.D.	50	Chief Business and Legal Officer*+
Micah Zajic	43	Former Chief Financial Officer and Former Chief Business Officer+

+ Executive officer during the fiscal year ended December 31, 2023.

* Executive officer as of the date of this proxy statement.

Eric Adler, M.D. has served as our Chief Medical Officer and Head of Research since February 2024. He previously served as our Chief Scientific Officer from August 2022 to February 2024. Before joining Lexeo and since July 2011, Dr. Adler has worked at the University of California, San Diego, or UCSD, where he now serves as Professor and Section Head of Heart Failure. He is also the Director of the Strauss Center for Cardiomyopathy and Czarina M. and Humberto S. Lopez Endowed Chair in Cardiology at UCSD. His work has led to the development of a novel investigational gene therapy for Danon disease, which is currently in Phase 1 clinical development. Dr. Adler’s research is focused on the study and treatment of cardiomyopathy and he has published over 100 papers in peer-reviewed journals on the topic. He is currently an associate editor of Circulation Heart Failure, and he has served on leadership, grant review, and guideline committees for the American Heart Association, the Heart Failure Society of America, the International Society of Heart and Lung Transplant, and the National Institute of Health. Dr. Adler also performs clinical research on heart failure and has been a principal investigator in numerous cardiovascular clinical trials. Dr. Adler received a B.A. in English from Northwestern University and an M.D. from the Boston University School of Medicine.

Sandi See Tai, M.D. has served as the Company’s Chief Development Officer since February 2024, and prior to that role served as the Company’s Senior Vice President, Clinical Development and Operations from October 2023 to February 2024. Prior to joining the Company, from August 2022 to June 2023, Dr. See Tai served as the Vice President and Development Head for Rare Diseases at Pfizer Inc., a global pharmaceutical company, where she was responsible for setting the rare disease internal portfolio and business development strategy and delivering its clinical development portfolio of investigational products and in-line assets. Dr. See Tai also served in various other leading roles at Pfizer from April 2010 to August 2022, including as the Vice President and Medicine Team Lead for Rare Neuroscience, Amyloid, Rare Cardiac, Renal and Pulmonary. Prior to Pfizer, from September 2004 to March 2010, Dr. See Tai held several roles across Global Medical Affairs in Transplantation at Wyeth Pharmaceuticals Inc., a pharmaceutical company acquired by Pfizer. Prior to joining the pharmaceutical industry, from 2001 to 2004, Dr. See Tai was Assistant Professor of Pediatrics at Drexel University College of Medicine. From 2001 to 2005, Dr. See Tai was also Attending Physician in Pediatric Nephrology at St. Christopher’s Hospital for Children, Philadelphia, where she completed her Pediatric Nephrology fellowship in 2001 and General Pediatrics residency in 1998.

Jenny R. Robertson, J.D. has served as our Chief Business and Legal Officer since February 2024. She previously served as our Chief Legal and Administrative Officer from July 2023 to February 2024, as our General Counsel and Company Secretary from March 2022 through December 2022 and as Senior Vice President, General Counsel and Head of People from January 2023 through June 2023. Before joining Lexeo, from April 2010 to March 2022, Ms. Robertson served in various senior legal roles at Pfizer Inc., a global pharmaceutical company, most recently as Vice President and Chief Counsel to Pfizer’s Oncology Business Unit. Prior to that role, Ms. Robertson served as Chief Counsel for Pfizer’s Rare Disease Business Unit from April 2016 to September 2020. From 2000 to 2010, Ms. Robertson was in private practice with Hogan & Hartson LLP. Ms. Robertson received a B.A. in Political Science from Southern Illinois University and a J.D. from the Georgetown University Law Center.

Micah Zajic previously served as our Chief Business Officer from July 2023 until December 31, 2023. He previously served as Chief Financial Officer from January 2023 until July 2023. Before joining Lexeo, Mr. Zajic was employed at SQZ Biotechnologies, Inc., where he led the business development, finance, investor relations and operations functions as Chief Financial Officer from July 2022 to January 2023 and served as Chief Business Officer from October 2020 to July 2022. Prior to that, Mr. Zajic served as Vice President of Corporate Development of MeiraGTx, a clinical-stage gene therapy company, from April 2017 to September 2020 and served as Senior Director, Corporate Strategy of Alexion Pharmaceuticals, Inc., a global biopharmaceutical company, from September 2014 to April 2017. Mr. Zajic received a B.A. in Economics from Georgetown University.

EXECUTIVE COMPENSATION

Summary Compensation Table

Our named executive officers for fiscal year ended December 31, 2023, which consist of our principal executive officer, the next two most highly compensated executive officers, and our former Chief Financial Officer, are:

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R. Nolan Townsend, our Chief Executive Officer and Director;
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Jenny R. Robertson, J.D., our Chief Business and Legal Officer;
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Eric Adler, M.D., our Chief Medical Officer and Head of Research; and
•
Micah Zajic, our former Chief Financial Officer.

The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal years 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
R. Nolan Townsend	2023	508,000				872,883		347,880	8,455	1,737,218
Chief Executive Officer and Director	2022	465,000				-		186,000	54,432	705,432
Jenny R. Robertson, J.D.	2023	402,500				678,734		204,000	11,400	1,296,634
Chief Business and Legal Officer	2022	257,813	99,000			690,997		14,850	2,588	1,065,248
Eric Adler, M.D.	2023	296,500	234,750	(3)		2,419,424		80,750	11,400	3,042,824
Chief Medical Officer and Head of Research
Micah Zajic	2023	423,229	166,000	(4)		2,464,231	(5)		11,096	3,064,556
Former Chief Financial Officer

(1)
The amounts reported consist of the aggregate grant-date fair value of restricted stock units or stock options awarded to the named executive officer, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). The assumptions used in calculating the grant-date fair value of these awards are set forth in Notes 2 and 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on March 11, 2024.
(2)
The amounts reported for fiscal year 2023 consist of matching contributions from the Company for the contributions made to the 401(k) plan by the Named Executive Officer and a technology stipend.
(3)
Consists of a bonus for 2023 guaranteed to Mr. Adler.
(4)
Consists of a signing bonus.
(5)
Consists of (i) an option to purchase 181,250 shares of our common stock pursuant to our 2021 Equity Incentive Plan (the “2021 Plan”), which was granted on March 14, 2023, and canceled on July 24, 2023, and (ii) an option to purchase 45,311 shares of our common stock under our 2021 Plan (the “Replacement Option”), which was granted on July 24, 2023. 45,311 shares subject to the Replacement Option expired on March 31, 2024.

Employment Arrangements with our Named Executive Officers

R. Nolan Townsend

We entered into an employment agreement with Mr. Townsend, our Chief Executive Officer, on September 28, 2023. The employment agreement has no specific term and provides for at-will employment. Mr. Townsend’s current annual base salary, effective as of October 1, 2023, is $575,000.00, and Mr. Townsend’s annual target bonus is 55% of his annual base salary.

Jenny R. Robertson, J.D.

We entered into an employment agreement with Ms. Robertson, our Chief Business and Legal Officer, on September 28, 2023. The employment agreement has no specific term and provides for at-will employment. Ms. Robertson’s current annual base salary, effective as of October 1, 2023, is $425,000.00, and Ms. Robertson’s annual target bonus is 40% of her annual base salary.

Eric Adler, M.D.

We previously entered into an employment agreement with Dr. Adler, our Chief Medical Officer and Head of Research, on December 21, 2022, which was superseded by an employment agreement with Dr. Adler entered into on February 3, 2024. The employment agreement has no specific term and provides for at-will employment. Dr. Adler’s current annual base salary, effective as of February 15, 2024, is $475,000, and Dr. Adler’s annual target bonus is 40% of his annual base salary.

Micah Zajic

We previously entered into an employment agreement with Mr. Zajic, our former Chief Financial Officer on November 22, 2022. Mr. Zajic transitioned from his role as our Chief Financial Officer effective July 1, 2023 and served as Chief Business Officer through December 31, 2023. In connection with this transition, we entered into a transition agreement with Mr. Zajic. Pursuant to that agreement, during a period from July 1, 2023 through December 31, 2023, Mr. Zajic’s employment remained at-will. Mr. Zajic’s base salary was $425,000.00. Subject to the terms of the transition agreement Mr. Zajic was also eligible to receive a stock option to purchase 45,311 shares of our common stock, with 75% vesting on September 30, 2023, and 1/12th vesting per month over the following 3 months, and a discretionary bonus in an amount equal to one month of his base salary. Subject to his execution of a supplemental release agreement, he was eligible for a payment in the amount of $5,000.

Outstanding Equity Awards at Fiscal 2023 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

R. Nolan Townsend	2/16/2021(3)	153,655	$2.33	2/15/2031
R. Nolan Townsend	11/15/2021(4)	519,150	$4.87	11/14/2031
R. Nolan Townsend	8/22/2023(5)	106,472	$11.02	8/21/2033
Jenny R. Robertson, J.D.	5/6/2022(6)	68,874	$15.15	5/5/2032
Jenny R. Robertson, J.D.	3/14/2023(7)	27,187	$17.59	3/13/2033
Jenny R. Robertson, J.D.	8/22/2023(8)	39,455	$11.02	8/21/2033
Eric Adler, M.D.	11/4/2021(9)	39,284	$4.87	11/3/2031
Eric Adler, M.D.	11/4/2021(10)	26,707	$4.87	11/3/2031
Eric Adler, M.D.	3/14/2023(11)	181,250	$17.59	3/13/2033
Eric Adler, M.D.	8/22/2023(12)	9,438	$11.02	8/21/2033
Micah Zajic	7/24/2023(13)	45,311	$11.02	7/23/2033

(1)
Outstanding options to purchase shares of our common stock granted prior to November 2, 2023 were granted pursuant to our 2021 Plan, and outstanding options to purchase shares of our common stock granted on or after November 2, 2023 were granted pursuant to our 2023 Equity Incentive Plan (the “2023 Plan”)(as defined below).
(2)
This column represents the fair market value of a share of our common stock on the date of grant, as determined by our board of directors.
(3)
Vesting Commencement Date: November 21, 2020. 25% of the shares underlying the option vested on November 21, 2021, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(4)
Vesting Commencement Date: August 11, 2021. 25% of the shares underlying the option vested on August 11, 2022, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.

(5)
Vesting Commencement Date: August 22, 2023. 25% of the shares underlying the option shall vest on August 22, 2024, and 1/48th of the shares underlying the option shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(6)
Vesting Commencement Date: March 21, 2022. 25% of the shares underlying the option vested on March 21, 2023, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(7)
Vesting Commencement Date: January 1, 2023. 25% of the shares underlying the option vested on January 1, 2024, and 1/48th of the shares underlying the option shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(8)
Vesting Commencement Date: August 22, 2023. 25% of the shares underlying the option shall vest on August 22, 2024, and 1/48th of the shares underlying the option shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(9)
Vesting Commencement Date: July 16, 2021. 1/48th of the shares underlying the option vested or shall vest in monthly installments commencing on August 1, 2021, subject to the Reporting Person’s continuous service.
(10)
Vesting Commencement Date: November 4, 2021. 100% of the shares are fully vested and exercisable as of June 3, 2022.
(11)
Vesting Commencement Date: August 1, 2022. 25% of the shares underlying the option vested on August 1, 2023, and 1/48th of the shares underlying the option vested or shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(12)
Vesting Commencement Date: August 22, 2023. 25% of the shares underlying the option shall vest on August 22, 2024, and 1/48th of the shares underlying the option shall vest in monthly installments thereafter, subject to the Reporting Person’s continuous service.
(13)
Vesting Commencement Date: January 3, 2023. 9/12 (or 75%) of the shares subject to the Option vested on September 30, 2023 and the remaining shares subject to the Option vested at a rate of 1/12 (or 8.33%) per month through December 31, 2023. 45,311 of the shares subject to the Option expired on March 31, 2024.

Other Compensation and Benefits

We maintain broad-based employee benefit plans and programs for the benefit of our employees, in which our named executive officers are entitled to participate. All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees.

We currently maintain a 401(k) retirement savings plan for the benefit of our employees, including Mr. Townsend, Ms. Robertson and Dr. Adler, who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax-qualified plan under the Internal Revenue Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we provide matching contributions of 50% on the first 6% of each participating employee’s deferral up to the contribution limit permitted under the Internal Revenue Code.

Potential Payments upon Termination or Change in Control

R. Nolan Townsend

Under the employment agreement we entered into with R. Nolan Townsend, which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” if Mr. Townsend resigns for good reason or his employment is terminated without cause by us or a successor, in either case within three months prior to or within twelve months following a “change in control” (as defined in his employment agreement), Mr. Townsend will be eligible to receive the following severance benefits: (1) severance pay equal to 100% of Mr. Townsend’s then-current base salary for a period of eighteen months, payable in a single lump sum sixty days following Mr. Townsend’s last day of employment; (2) a bonus calculated at 150% of the target annual discretionary cash bonus, payable in a single lump sum within thirty days following Mr. Townsend’s last day of employment; and (3) reimbursement of COBRA premiums for him and his eligible dependents from his last day of employment until the earlier of: (i) eighteen months, (ii) the time Mr. Townsend accepts employment with another employer that provides comparable benefits, or (iii) the date Mr. Townsend ceases to be eligible for COBRA continuation coverage for any reason, including plan termination. In addition, 100% of the shares subject to the options granted to Mr. Townsend will vest and become exercisable.

As a condition to receiving the severance benefits above, Mr. Townsend must sign and not revoke a general release agreement in a form reasonably acceptable to us within the time period set forth in his employment agreement and continue to comply with his obligations related to confidentiality and competitive activity.

Jenny R. Robertson, J.D.

Under the employment agreement we entered into Jenny R. Robertson, J.D. which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” if she resigns for “good reason” or we terminate her employment without “cause” (each as defined in her employment agreement), then Ms. Robertson will be eligible to receive the following severance benefits (less applicable withholdings): (1) severance pay equal to 100% of Ms. Robertson’s then-current base salary for a period of twelve months, payable in a single lump sum sixty days following Ms. Robertson’s last day of employment; (2) a bonus calculated at 100% of her target annual discretionary cash bonus, payable in a single lump sum sixty days following Ms. Robertson’s last day of employment; and (3) reimbursement of COBRA premiums for her and her eligible dependents from her last day of employment until the earlier of: (i) twelve months, (ii) the time Ms. Robertson accepts employment with another employer that provides comparable benefits, or (iii) the date Ms. Robertson ceases to be eligible for COBRA continuation coverage for any reason, including plan termination. In addition, vesting for the shares subject to the option granted to Ms. Robertson on May 6, 2022, will be accelerated and vest by an additional four months and immediately become exercisable.

Further, if Ms. Robertson resigns for good reason or her employment is terminated without cause by us or a successor, in either case within three months prior to or within twelve months following a “change in control” (as defined in her employment agreement), Ms. Robertson will be eligible to receive the following severance benefits: (1) severance pay equal to 100% of Ms. Robertson’s then-current base salary for a period of twelve months, payable in a single lump sum sixty days following Ms. Robertson’s last day of employment; (2) a bonus calculated at 100% of her target annual discretionary cash bonus, payable in a single lump sum within thirty days following Ms. Robertson’s last day of employment; and (3) reimbursement of COBRA premiums for her and her eligible dependents from her last day of employment until the earlier of: (i) twelve months, (ii) the time Ms. Robertson accepts employment with another employer that provides comparable benefits, or (iii) the date Ms. Robertson ceases to be eligible for COBRA continuation coverage for any reason, including plan termination. In addition, 100% of the shares subject to the options granted to Ms. Robertson will vest and become exercisable.

As a condition to receiving the severance benefits above, Ms. Robertson must sign and not revoke a general release agreement in a form reasonably acceptable to us within the time period set forth in her employment agreement and continue to comply with her obligations related to confidentiality and competitive activity.

Eric Adler, M.D.

Under the employment agreement we entered into Eric Adler, M.D., which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” if he resigns for “good reason” or we terminate his employment without “cause” (each as defined in his employment agreement), then Dr. Adler will be eligible to receive the following severance benefits (less applicable withholdings): (1) severance pay equal to 100% of his then-current base salary for a period of twelve months, payable in a single lump sum sixty days following Dr. Adler’s last day of employment; and (2) reimbursement of COBRA premiums for him and his eligible dependents from his last day of employment until the earlier of: (i) twelve months, (ii) the time Dr. Adler becomes eligible for group health insurance through a new employer, or (iii) the date Dr. Adler ceases to be eligible for COBRA continuation coverage for any reason, including plan termination.

Further, if Dr. Adler resigns for good reason or his employment is terminated without cause by us or a successor, in either case within three months prior to or within twelve months following a “change in control” (as defined in his employment agreement), Dr. Adler will instead be eligible to receive the following severance benefits: (1) severance pay equal to 100% of his then-current base salary for a period of twelve months, payable in a single lump sum sixty days following his last day of employment; (2) a bonus calculated at 100% of his target annual discretionary cash bonus, payable in a single lump sum within thirty days following his last day of employment; and (3) reimbursement of COBRA premiums for his and his eligible dependents from his last day of employment until the earlier of: (i) twelve months, (ii) the time Dr. Adler becomes eligible for group health insurance through a new employer, or (iii) the date Ms. Robertson ceases to be eligible for COBRA continuation coverage for any reason, including plan termination. In addition, 100% of the shares subject to the options granted to Dr. Adler will vest and become exercisable.

As a condition to receiving the severance benefits above, Dr. Adler must sign and not revoke a general release agreement in a form reasonably acceptable to us within the time period set forth in his employment agreement and continue to comply with his obligations related to confidentiality and competitive activity.

Micah Zajic

Under the terms of Mr. Zajic’s transition agreement, which is further described in the section titled “Employment Arrangements with our Named Executive Officers,” in connection with the termination of his employment and execution of a supplemental release agreement, Mr. Zajic received a payment in the amount of $5,000.

Policy Prohibiting Hedging or Pledging of Securities

Under our Insider Trading and Window Period Policy, no employee or director may engage in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders
2023 Equity Incentive Plan(1)	2,322,098	$8.14	2,293,816
2021 Equity Incentive Plan(2)	93,642	$12.72	-
2023 Employee Stock Purchase Plan(3)	-	$-	238,600
Equity compensation plans not approved by security holders	-	$-	-
Total	2,415,740	$8.32	2,532,416

(1)
Our board of directors adopted, and our stockholders approved, the 2023 Plan. As a result of our initial public offering and the adoption of the 2023 Plan, we no longer grant awards under the 2021 Plan; however, all outstanding options issued pursuant to the 2021 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2023 Plan.
(2)
Our 2023 Plan provides that the number of shares available for issuance under the 2023 Plan will be increased on the first day of each fiscal year in an amount equal to five percent (5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or such other lesser amount as may be determined by our board of directors . On January 1, 2024, the number of shares of our common stock available for issuance under our 2023 Plan increased by 1,333,424 shares pursuant to these provisions. This increase is not reflected in the table above.
(3)
Our 2023 ESPP provides that the number of shares available for issuance under the 2023 ESPP will be increased on the first day of each fiscal year in an amount equal to the least of (i) 477,200 shares, or (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, or such other lesser amount as may be determined by our board of directors. On January 1, 2024, the number of shares of our common stock available for issuance under our 2023 ESPP increased by 266,684 shares pursuant to these provisions. This increase is not reflected in the table above.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2024 for:

•
each beneficial owner of 5% or more of the outstanding shares of our common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

Applicable percentage ownership is based on 32,947,553 shares of common stock outstanding as of April 17, 2024. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of such person or entity, we deemed to be outstanding (i) all shares of common stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 17, 2024 and (ii) all shares underlying restricted stock units vesting within 60 days of April 17, 2024. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Greater than 5%Stockholders:
Citadel CEMF Investments Ltd. and affiliates(1)	2,569,704	7.8
D1 Capital partners L.P. (2)	2,506,607	9.4
Eventide Asset Management, LLC(3)	3,369,147	10.2
Janus Henderson Group plc(4)	2,330,738	8.7
Longitude Capital Partners IV, LLC (5)	2,765,381	8.4
Lundbeckfond Invest A/S(6)	1,835,959	6.9
Omega Fund VI, L.P. (7)	2,355,904	7.2
Directors and Named Executive Officers:
R. Nolan Townsend(8)	906,222	2.7
Jenny R. Robertson, J.D.(9)	135,516	*
Eric Adler, M.D.(10)	256,679	*
Micah Zajic	—	*
Mette Kirstine Agger	—	*
Steven Altschuler, M.D.(11)	119,625	*
Paula HJ Cholmondeley(12)	59,811	*
Brenda Cooperstone, M.D.(13)	59,812	*
Bernard Davitian	—	*
Reinaldo Diaz	—	*
All current executive officers and directors (10 persons)(14)	1,537,665	4.5

* Represents beneficial ownership of less than 1%.

(1)
Represents shares held by Citadel CEMF Investments Ltd. (“CCIL”) and affiliates. “Shares Beneficially Owned” includes (i) 462,656 shares held by CCIL and (ii) 2,107,048 shares held by affiliates of CCIL, including Citadel Multi-Strategy Equities Master Fund Ltd. (“CEMF”), which holds 2,106,570 shares. Citadel Advisors LLC (“Citadel Advisors”) is the portfolio manager of CCIL and CEMF. Citadel Advisors Holdings LP (“CAH”), is the sole member of Citadel Advisors. Citadel GP LLC (“CGP”), is the general partner of CAH. Kenneth Griffin owns a controlling interest in CGP. Mr. Griffin, as the owner of a controlling interest in CGP, may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition over, the shares beneficially owned reported here. This disclosure is not and shall not be construed as an admission that Mr. Griffin or any of the entities listed above is the beneficial owner of any securities of the Company other than the securities actually owned by such person (if any). The address of CCIL and CEMF is c/o Citadel Enterprise Americas LLC, Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.
(2)
According to the Schedule 13G filed on February 14, 2024. Represents shares held by D1 Capital Partners, L.P. (“D1 L.P.”), which may be deemed to have shared voting and shared dispositive power with Daniel Sundheim. D1 L.P. is a registered investment adviser and serves as the investment manager of private investment vehicles and accounts, including D1 Capital Partners Master LP (the “Investment Vehicle”), and may be deemed to beneficially own the shares held by the Investment Vehicle and/or its subsidiary. Mr. Sundheim indirectly controls the Investment Vehicle and may be deemed to beneficially own the shares held by the Investment Vehicle and/or its subsidiary. The address for each of D1 L.P. and Mr. Sundheim is 9 West 57th Street, 36th Floor, New York, New York 10019.
(3)
Represents shares held by Mutual Fund Series Trust, on behalf of Eventide Healthcare & Life Sciences Fund. Eventide Healthcare & Life Sciences Fund is a registered investment company for which Eventide Asset Management, LLC acts as investment advisor. Eventide Asset Management, LLC has voting and investment power with respect to the shares. The address of Mutual Fund Series Trust is Mutual Fund Series Trust, O/B/O Eventide Healthcare & Life Sciences Fund, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.
(4)
According to the Schedule 13G filed on February 14, 2024. Represents shares held by Janus Henderson Group plc (“Janus Henderson”) and certain of its subsidiaries. The address of Janus Henderson is 201 Bishopsgate EC2M 3AE, United Kingdom.
(5)
Represents shares held by Longitude Venture Partners IV, L.P. (“LVP IV”). Longitude Capital Partners IV, LLC (LCP IV), is the general partner of LVP IV and may be deemed to have voting and investment power over the shares held by LVP IV. Patrick Enright and Juliet Tammenoms Bakker are managing members of LCP IV and may be deemed to share voting and investment power over the shares held by LVP IV. Each of LCP IV, Ms. Tammenoms Bakker and Mr. Enright disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interests therein. The address of LVP IV is 2740 Sand Hill Road, 2nd Floor, Menlo Park, California 94025.
(6)
According to the Schedule 13G filed on February 14, 2024. Represents shares held by Lundbeckfond Invest A/S (“Lundbeckfond”), for which Lene Skole, Chief Executive Officer of Luncbeckfond, may be deemed to have sole voting and disposal power. The address of Lundbeckfond is Scherfigsvej 7 DK-2100, København Ø, Denmark.
(7)
Represents shares held by Omega Fund VI, L.P. (“Omega Fund”). Omega Fund VI GP Manager, Ltd. (“Omega Ltd.”) is the sole general partner of Omega Fund VI GP, L.P. (“Omega GP”), which is the sole general partner of Omega Fund. Each of Omega Ltd. and Omega GP may be deemed to own beneficially the shares held by Omega Fund. Otello Stampacchia, Claudio Nessi and Anne-Mari Paster are the directors of Omega Ltd., and, as a result, may be deemed to share voting and investment power over the shares held directly by Omega Fund. Each of Dr. Stampacchia, Dr. Nessi, Ms. Paster, Omega Ltd. and Omega GP disclaims beneficial ownership of the shares held by Omega Fund except to the extent of their pecuniary interest therein. The address for Omega Fund is 888 Boylston Street, Suite 1111, Boston, Massachusetts 02199.
(8)
Represents (i) 126,945 shares of Common Stock and (ii) 779,277 shares of Common Stock issuable to Mr. Townsend upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 283,502 unvested shares which may be acquired through early option exercise.
(9)
Represents 135,516 shares of Common Stock issuable to Ms. Robertson upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 88,583 unvested shares which may be acquired through early option exercise.
(10)
Represents 256,679 shares of Common Stock issuable to Dr. Adler upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 118,256 unvested shares which may be acquired through early option exercise.
(11)
Represents 119,625 shares of Common Stock issuable to Dr. Altschuler upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 22,370 unvested shares which may be acquired through early option exercise.
(12)
Represents (i) 15,627 shares of Common Stock and (ii) 44,184 shares of Common Stock issuable to Ms. Cholmondeley upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 35,900 unvested shares which may be acquired through early option exercise.
(13)
Represents 59,812 shares of Common Stock issuable to Dr. Cooperstone upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 47,351 unvested shares which may be acquired through early option exercise.
(14)
Represents 1,395,093 shares of Common Stock issuable to our current executive officers and directors upon exercise of outstanding options that are exercisable within 60 days of April 17, 2024, including 595,962 unvested shares which may be acquired through early option exercise.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based on our review of such filings and written representations from certain reporting persons that no Form 5 is required, we believe that during the fiscal year ended December 31, 2023, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policy

We have adopted formal, written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants and in which the amount involved exceeds (a) $120,000 or (b) to the extent we continue to qualify as a “smaller reporting company” under SEC rules and regulations, the lesser of (x) $120,000 or (y) one percent of the average of our total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. Prior to our initial public offering, we did not have a written policy for the review, approval or ratification of transactions with related parties.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, take into account the relevant available facts and circumstances including, among other factors, (1) the risks, costs and benefits to us, (2) the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (3) the availability of other sources for comparable services or products and (4) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

All of the transactions described in the below section titled “Transactions and Relationships with Directors, Officers and 5% Stockholders” were entered into prior to the adoption of this policy, other than the private placement and registration rights agreement discussed below. Although we did not historically have a written policy for the review and approval of transactions with related persons, our board of directors historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described in the below section titled “Transactions and Relationships with Directors, Officers and 5% Stockholders.” Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our board of directors. Our board of directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our stockholders.

Transactions and Relationships with Directors, Officers and 5% Stockholders

Other than compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, the following is a description of each transaction since January 1, 2022, to which we were a party, in which:

•
the amounts involved exceeded or will exceed the lesser of (a) $120,000 and (b) 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Agreements with Eric Adler, M.D.

Consulting agreement

In July 2021, in connection with the execution of the Stock Purchase Agreement with Stelios Therapeutics, Inc., or Stelios, we entered into a consulting agreement with Eric Adler, M.D., effective July 16, 2021, or the Adler Consulting Agreement, pursuant to which Dr. Adler agreed, among other things, to serve as a member of our advisory board and to advise us on TNNI3-associated hypertrophic cardiomyopathy, ARVC and other, to-be-determined cardiomyopathies. Dr. Adler agreed to provide consulting services of no more than six hours per week. In connection with the Adler Consulting Agreement, Dr. Adler received a cash payment of $50,000, and we agreed to grant, subject to the approval of our board of directors, an option to purchase an aggregate of 505,366 shares to Dr. Adler. Dr. Adler provided consulting services until his appointment as our Chief Scientific Officer in August 2022.

Consultant stock option award agreements

In November 2021, we granted Dr. Adler options to purchase 39,284 shares of Common Stock at an exercise price of $4.87 per share, and entered into the Stock Option Award Agreement, dated November 4, 2021, or the Adler Consulting Stock Option Agreement. Commencing July 16, 2021, the shares subject to the Adler Consulting Stock Option Agreement vest in 48 equal monthly installments on the first day of each month, subject to Dr. Adler’s continuing to provide services to us.

Additionally, in November 2021, we granted Dr. Adler options to purchase 26,707 shares of Common Stock at an exercise price of $4.87 per share, and entered into the Stock Option Award Agreement, dated November 9, 2021, or the Adler Performance Stock Option Agreement. All of the shares subject to the Adler Performance Stock Option Agreement vested upon our completion of the first milestone of an HCM- or ARVC-sponsored research program in June 2022.

All of the shares subject to the above options were exercisable immediately upon grant, and any then- unvested shares subject to the above options will become fully vested immediately prior to a change of control of the Company. In December 2022, our board of directors approved an amendment to Dr. Adler’s Stock Option Award Agreements to extend the length of the post-termination exercise period from three months to 10 years.

Stelios Therapeutics Inc. acquisition

On July 16, 2021, we purchased all of the issued and outstanding capital stock of Stelios for initial cash consideration of $7.0 million, with payments of up to an additional $20.5 million due to the selling shareholders upon the achievement of the following milestones when and if we achieve them: clinical candidate selection for either the ARVC or the TNNI3-associated programs; first patient dosed in a Phase 1 clinical trial for any product in our CX43 program; first patient dosed in a Phase 1 clinical trial for any product in our PKP2 program; or first patient dosed in a Phase 1 clinical trial for any candidate in our TNNI3 program. In the third quarter of 2022, a development milestone associated with a clinical candidate selection was achieved resulting in an aggregate payment of $2.0 million to the selling shareholders of Stelios. Dr. Eric Adler, our Chief Medical Officer and Head of Research and an executive officer, was a co-founder of Stelios and a selling shareholder. Of the initial $7.0 million cash consideration, Dr. Adler received approximately $1.2 million, and of the $2.0 million milestone payment, Dr. Adler received approximately $0.4 million. On December 15, 2022, Stelios was merged into Lexeo Therapeutics, Inc. and ceased to exist.

Agreements with Ronald G. Crystal, M.D.

Consulting agreement

In October 2020, we entered into a consulting agreement, or the Crystal Consulting Agreement, with Ronald G. Crystal, M.D., our founder and Chief Scientific Advisor and a holder of more than 5% of our voting securities. Under the Crystal Consulting Agreement, in consideration for an annual consulting fee of $250,000, Dr. Crystal provides us with consulting services in relation to his extensive expertise in gene therapy technologies, including (a) consulting and advisory services with respect to matters related to gene therapies for diseases; (b) participation in corporate and research and development strategy sessions; and (c) advising on recruiting and interviewing. The Crystal Consulting Agreement shall continue for five years and, unless sooner terminated in accordance with its terms, is renewable annually for one-year periods after the initial term of five years. The Crystal Consulting Agreement is terminable by either party with proper notice or by us for cause.

Stock option award agreement

In March 2021, we granted Dr. Crystal an option to purchase 169,131 shares of our Common Stock at an exercise price per share of $2.33 and entered into our standard Stock Option Award Agreement with Dr. Crystal, or the Crystal Option Agreement. Of the shares subject to the option, 25% vested on the one-year anniversary of June 30, 2021 and the remainder of the shares subject to the option vest monthly on the thirtieth day of the month, or if there is no such date, the last day of the month, subject in each case to Dr. Crystal continuing to provide services to us. All of the shares subject to the option were exercisable immediately upon grant, and any then-unvested shares subject to the option will become fully vested as of immediately prior to a change of control of Lexeo.

Other Transactions

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement with certain holders of our capital stock, including entities affiliated with D1Capital Partners L.P., Eventide Healthcare & Life Sciences Fund, Longitude Capital Partners IV, LLC (where Reinaldo Diaz, a member of our board of directors, previously served as a Venture Partner), Lundbeckfond Invest A/S, and Omega Fund VI, L.P. (where Bernard Davitian, a current member of our board of directors, serves as a Partner). Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

Participation in our Initial Public Offering

In connection with our initial public offering, certain of our related parties purchased shares of our common stock from the underwriters at the initial public offering price of $11.00 per share, on the same terms as other investors in our initial public offering. The following table summarizes purchases of shares of our common stock in our initial public offering by our related parties:

Investor	Shares Purchased (#)	Aggregate Purchase Price ($)
Entities affiliated with Mutual Fund Series Trust, on behalf of Eventide Healthcare & Life Sciences Fund(1)	2,045,454	22,499,994
Entities affiliated with Janus Henderson Investors(2)	1,190,909	13,099,999
Longitude Venture Partners IV, L.P. (3)	454,545	4,999,995
Omega Fund VI, L.P. (4)	454,545	4,999,995
D1 Master Holdco I LLC (5)	272,727	2,999,997
Lundbeckfond Invest A/S(6)	227,272	2,499,992

(1)
Entities affiliated with Mutual Fund Series Trust, on behalf of Eventide Healthcare & Life Sciences Fund hold more than 5% of our voting securities.

(2)
Entities affiliated with Janus Henderson Investors hold more than 5% of our voting securities.
(3)
Longitude Venture Partners IV, L.P., or LVP IV, holds more than 5% of our voting securities. Reinaldo Diaz was designated to serve as a member of our board of directors by LVP IV.
(4)
Omega Fund VI, L.P., or Omega Fund, holds more than 5% of our voting securities. Bernard Davitian was designated to serve as a member of our board of directors by Omega Fund.
(5)
D1 Master Holdco I LLC, or Holdco I, holds more than 5% of our voting securities. Paula HJ Cholmondeley was designated to serve as a member of our board of directors by Holdco I.
(6)
Lundbeckfond Invest A/S holds more than 5% of our voting securities. Mette Kirstine Agger is the former Managing Partner of Lundbeckfonden BioCapital, a department within Lundbeckfond Invest A/S, and was designated to serve as a member of our board of directors by Lundbeckfond Invest A/S.

Private Placement Securities Purchase Agreement and Registration Rights Agreement

On March 11, 2024, we entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain qualified institutional buyers and institutional accredited investors (each, a “Purchaser” and collectively, the “Purchasers”), which Purchasers included certain of our related parties. Pursuant to the Purchase Agreement, we agreed to sell to the Purchasers 6,278,905 shares of our common stock (the “Shares”), at a purchase price of $15.13 per Share.

The table below sets forth the aggregate number of shares of common stock issued to our related parties in the Private Placement:

Investor	Shares Purchased (#)	Aggregate Purchase Price ($)
Citadel CEMF Investments Ltd.(1)	462,656	6,999,985
Mutual Fund Series Trust, on behalf of Eventide Healthcare & Life Sciences Fund(2)	330,469	4,999,996
Longitude Venture Partners IV, L.P. (3)	198,281	2,999,992
Omega Fund VI, L.P. (4)	198,281	2,999,992

(1)
Entities affiliated with Citadel CEMF Investments Ltd. hold more than 5% of our voting securities.
(2)
Entities affiliated with Mutual Fund Series Trust, on behalf of Eventide Healthcare & Life Sciences Fund hold more than 5% of our voting securities.
(3)
Longitude Venture Partners IV, L.P., LVP IV holds more than 5% of our voting.
(4)
Omega Fund VI, L.P., or Omega Fund, holds more than 5% of our voting securities. Bernard Davitian was designated to serve as a member of our board of directors by Omega Fund.

The Private Placement closed on March 13, 2024. The aggregate gross proceeds for the Private Placement were approximately $95 million before deducting commissions and offering expenses payable by us. The purpose of the Private Placement was to fund working capital and other general corporate purposes.

We entered into a Registration Rights Agreement with the Purchasers (the “Private Placement Registration Rights Agreement”), providing for the registration of the offer and resale by the Purchasers of securities, including the securities sold under the Purchase Agreement, that are not then registered on an effective registration statement, pursuant to a registration statement filed with the SEC. We filed a resale registration statement with the SEC on April 9, 2024, which was declared effective on April 12, 2024.

We have granted the Purchasers customary indemnification rights in connection with the Private Placement Registration Rights Agreement. The Purchasers have also granted us customary indemnification rights in connection with the Private Placement Registration Rights Agreement.

Indemnification of Directors and Officers

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors and officers for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors and officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers (as applicable), except liability for:

•
any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;
•
any act or omission by a director or officer not in good faith or that involves intentional misconduct or a knowing violation of law;
•
a director’s authorization of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law;
•
any transaction from which the director or officer derived an improper personal benefit; or
•
an action by or in the right of the corporation against an officer.

These limitations of liability do not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we are required to indemnify our directors to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated bylaws also provide our board of directors with discretion to indemnify our officers and employees when determined appropriate by the board.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and with each of our executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for our directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Lock-Up Agreements

We, our executive officers and directors and substantially all of the holders of our common stock outstanding immediately prior to our initial public offering entered into lock-up agreements with the underwriters in our initial public offering or otherwise agreed, subject to limited exceptions, that we and they will not, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, directly or indirectly, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of our common stock, or any securities convertible into, or exchangeable for or that represent the right to receive shares of our common stock, without the prior written consent of J.P. Morgan Securities LLC and Leerink Partners LLC (the “Underwriters”) for a period of 180 days from November 2, 2023. In connection with the Private Placement, we and the Underwriters agreed to extend the lock-up agreement applicable to the Company for a period of 90 days from the Closing Date.

In addition to the restrictions contained in the lock-up agreements entered into in connection with our initial public offering, we entered into an agreement with the previous holders of our preferred stock (which preferred stock converted to Common Stock in connection with our initial public offering ) that contains market stand-off provisions imposing restrictions on the ability of such security holders to sell or otherwise transfer or dispose of any registrable securities for a period of 180 days following November 2, 2023.

In connection with the Private Placement, we entered into lock-up agreements with our directors and executive officers. Subject to certain exceptions, our directors and executive officers agreed to a lock-up on their respective shares of Common Stock during the period beginning on March 11, 2024, and ending 90 days after the Closing Date.

PROPOSAL NO. 1:

ELECTION OF CLASS I DIRECTOR

Number of Directors; Board Structure

Our board of directors currently consists of seven members. Our directors are divided into three classes serving staggered three year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three year term at the annual meeting of stockholders in the year in which their term expires.

The terms of the Class I directors, Bernard Davitian and Mette Kirstine Agger, expire at the Annual Meeting. The Class II directors will serve until our annual meeting of stockholders in 2025. The Class III directors will serve until our annual meeting of stockholders in 2026.

Bernard Davitian has decided not to seek re-election and therefore his term will expire at the Annual Meeting. Accordingly, following the Annual Meeting and assuming the re-election of Ms. Agger at the Annual Meeting, one Class I Director vacancy will exist. The Board intends to fill this vacancy as soon as it finds a suitable candidate and is actively engaged in a process to do so.

Nominee

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Mette Kirstine Agger as nominee for election as the Class I director at the Annual Meeting. If elected, Mette Kirstine Agger will serve as the Class I director until the 2027 annual meeting of stockholders and until her successor is elected and qualified or until her earlier death, resignation or removal. For more information concerning the nominee, please see the section titled “Directors and Corporate Governance.”

Mette Kirstine Agger has agreed to serve as a director if elected, and management has no reason to believe that she will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2024. KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our audit committee is submitting the appointment of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of KPMG LLP, then our audit committee may reconsider the appointment. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

Audit and Audit-Related Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2023 and 2022 and fees billed for audit-related, tax, and other services rendered by KPMG LLP during those periods.

	2023	2022
Audit Fees(1)	$500,000	$250,000
Audit-Related Fees(2)	895,000	300,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$1,395,000	$550,000

(1)
“Audit Fees” consisted of fees billed for professional services rendered in connection with the audit of our financial statements, reviews of our quarterly financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
“Audit-Related Fees” consisted of consents and comfort letters rendered in connection with securities offerings, as well as non-recurring audit services, inclusive of consent issuances.

Auditor Independence

In 2023, there were no other professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Pre-Approval Policy for Services of Independent Auditor

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by KPMG LLP for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the SEC or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any prior or future filing under the Exchange Act, except to the extent that Lexeo Therapeutics, Inc. specifically incorporates it by reference in such filing.

The audit committee serves as the representative of the board of directors with respect to its oversight of:

•
the Company’s accounting and financial reporting processes and internal controls of the Company;
•
the audit integrity of the Company’s financial statements;
•
the Company’s compliance with legal and regulatory requirements;
•
the qualifications, independence and performance of the Company’s independent auditors; and
•
the implementation and performance of the Company’s internal audit function, if applicable.

The audit committee also reviews the performance of the Company’s independent registered public accounting firm, KPMG LLP, in the annual audit of the Company’s financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The audit committee is composed of three non-employee directors. The board of directors has determined that Ms. Cholmondeley, Ms. Agger and Mr. Diaz are each independent and that Ms. Cholmondeley is an “audit committee financial expert” under rules of the SEC.

The audit committee provides the board of directors such information and materials as it may deem necessary to make the board of directors aware of financial matters requiring the attention of the board of directors. The audit committee reviews the Company’s financial disclosures and meets privately, outside the presence of management, with the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s 2023 Annual Report on Form 10-K with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to the board of directors.

The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”) and the applicable requirements of the SEC.

The audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence. In addition, the audit committee has discussed with KPMG LLP its independence from management and the Company, including matters in the letter from KPMG LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with KPMG LLP’s independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The audit committee also has selected KPMG LLP as the independent registered public accounting firm for fiscal year 2024. The board of directors recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Paula HJ Cholmondeley (Chair)

Mette Kirstine Agger

Reinaldo Diaz

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2025 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2025 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 23, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Attn: Corporate Secretary

Lexeo Therapeutics, Inc.
345 Park Avenue South,

Floor 6

New York, New York 10010

(212) 547-9879

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2025 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern, on February 25, 2025; and
•
no later than 5:00 p.m., Eastern, on March 27, 2025.

In the event that we hold our 2025 annual meeting more or less than 30 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern, on the 120th day prior to the day of our 2025 annual meeting; and
•
no later than 5:00 p.m., Eastern, on the later of the 90th day prior to the day of our 2025 annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

In addition, we are required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for our 2025 annual meeting of stockholders, our corporate secretary must receive notice under SEC Rule 14a-19 no later than April 26, 2025. Please note that the notice requirements under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws described above.

Availability of Amended and Restated Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2023 Annual Report

Our financial statements for our fiscal year ended December 31, 2023 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at ir.lexeotx.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Lexeo Therapeutics, Inc., 345 Park Avenue South, Floor 6, New York, New York 10010, Attention: Corporate Secretary.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

New York, NY
April 26, 2024

SCAN TO VIEW MATERIALS & VOTE w LEXEO THERAPEUTICS, INC. 345 PARK AVENUE SOUTH, FLOOR 6 NEW YORK, NY 10010 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LXEO2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V49849-P08289 LEXEO THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: 1.The election of Mette Kirstine Agger as the Class I director. For With hold Nominee: 1a. Mette Kirstine Agger!!For Against Abstain 2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.!!! NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V49850-P08289 LEXEO THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 25, 2024 11:00 AM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) of Lexeo Therapeutics, Inc. hereby appoint(s) R. Nolan Townsend and Jenny R. Robertson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LEXEO THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 11:00 AM ET, on June 25, 2024, at www.virtualshareholdermeeting.com/LXEO2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side